NEITHER THIS WARRANT NOR THE SHARES ISSUABLE ON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND IS BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE ON THE EXERCISE HEREOF MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                 COMMON STOCK PURCHASE WARRANT

         To Purchase 300,000 Shares Of Common Stock Of

                      SANGUINE CORPORATION

          This is to certify, that FOR VALUE RECEIVED,

                  Chapman Spira and Carson LLC
                         (The "Holder")

is entitled to purchase, subject to the provisions of this Warrant from Sanguine Corporation (The "Company"), a Nevada corporation, at any time up to an including the expiration of three years after the effective date of the registration statement referred to in Section 8 ("Expiration Date"), up to an aggregate of three hundred thousand (300,000) shares of the Company's common stock, ("Common Stock") at a purchase price per share of 1/8th of One Dollar (US$0.125) in currency of the United States of America. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of the Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant represents the Warrants referred to in the Purchaser Representation Letter (the "Purchaser Representation Letter") entered into between the Company and Chapman Spira and Carson LLC effective as of February 6, 2002.

     1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time and from time to time up to an including the Expiration Date.

     If the date on which the Holder's right to purchase Common Stock expires is a day on which national banks in the United States of America are authorized by law to close, then that right shall expire on the next succeeding day that is not such a day. The Holder shall exercise all rights to purchase Common Stock by presenting and surrendering this Warrant to the Company, at _________________________________, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, or if the Company should exercise any of its Redemption Rights, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, in proper form for exercise, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. As soon as practicable after each exercise of this Warrant, the Company will deliver the shares issuable upon such exercise to the Holder.

     2.  Relinquishment of Options.

          (a) The Warrant-holder in lieu of purchasing the entire number of shares subject to purchase hereunder, shall have the right to relinquish all or any part of the then unexercised portion of this Warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause
     (a):

               (i) The number of shares of Common Stock, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (A) the Appreciated Value by
          (B) the purchase price per share of Common Stock specified in this Warrant;

               (ii) For the purpose of this clause (a), "Appreciated Value" means the excess of (x) the aggregate current market value of the shares of Common Stock covered by the option or the portion thereof to be relinquished over (y) the aggregate purchase price for such shares specified in this Warrant;

          (b) Such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Warrant, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Company shall in its discretion select and apply;

          (c) The "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 4; and

          (d) The Warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, (B) the Holder pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

          (e) If a Warrant is relinquished, such Warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the Warrant or part thereof which is relinquished, and no further Warrants will be issued covering such shares of Common Stock.

     3. Issuance and Delivery of Shares. The Company hereby represents, warrants and agrees that at all times there shall be reserved for issuance and delivered to the Holder the number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     4. Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sales price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not so quoted on NASDAQ then by the National Quotation Bureau, LLC, New York, New York, on the last business day prior to the date of the exercise of this Warrant; or

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company's board of directors, and supported by the written fairness opinion of an independent, nationally-recognized stock valuation expert.

     5.  Transfer, Assignment or Loss of Warrant.

          (a) The Holder may assign this Warrant, in whole or in part, or any interest herein. This Warrant and the Warrant Shares have not been filed or registered with the United States Securities and Exchange Commission or with the securities regulatory authority of any state. This Warrant and the Warrant Shares are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the "Act"), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Upon receipt by the Company of evidence satisfactory to it that this Warrant or any portion hereof, has been legally and validly transferred or assigned, the Company will, at the request of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, exchange this Warrant for one or more Warrants, in such denominations as the Holder shall specify, registered in such name or names as the Holder shall designate. If, at the time of such transfer or assignment, this Warrant has not been registered under the Act, then each such transferee and assignee shall furnish the Company with evidence satisfactory to it that such transferee or assignee is acquiring such Warrant for his, her or its own account, for investment purposes, and not with a view towards a distribution thereof or of the Warrant Shares issuable upon its exercise. The term "Warrant," as used herein, includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

          (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant in the case of mutilation, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

          (c) The Company may cause any legend required under the Act and applicable state securities laws, or advisable in the opinion of its legal counsel, to be set forth on each Warrant.

     6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder as the Holder of this Warrant are limited to those expressed in this Warrant and the Purchaser Representation Letter.

     7. Anti-Dilution Provisions. So long as this Warrant is outstanding and not fully exercised, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance. For the purpose of this Paragraph 7, the Common Stock's fair market value shall be determined as provided in Paragraph 4 hereof, on a fully diluted basis, assuming the exercise of all Options and other outstanding rights to acquire Common Stock.

     8. Adjustment to Exercise Price. Of even date herewith, the Company has entered into a Registration Rights Agreement with the Holder whereby the Company is obligated to file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 covering, among other things, the shares of Common Stock issuable upon exercise of this Warrant. In the event the registration statement is not declared effective by the Securities and Exchange Commission prior to the expiration of 90 days after the date of this Warrant, the Exercise Price will be reduced by $0.01 per month, or pro rata portion thereof, until the registration statement is declared effective. If the registration statement is not declared effective prior to the expiration of 180 days after the date hereof, the Exercise Price of this Warrant shall be reduced by $0.015 per month, or pro rata portion thereof, until the registration statement is declared effective.

     9. Officer's Certificate. Whenever the Company shall determine the fair market value of the Common Stock pursuant to Paragraph 4 hereof, the Company shall forthwith file in the custody of its secretary at its principal office, with its stock transfer agent and with the Holder, an officer's certificate showing the such fair market value and the date as of which it was determined, and setting forth in reasonable detail the facts requiring such determination and the facts, assumptions, methodology and calculations employed in determining such value. The Company shall forthwith deliver a copy of each such officer's certificate to the Holder, and the Company shall make all such officer's certificates available at all reasonable times for inspection by and copying by the Holder.

     10. Notices to warrant holders. So long as this Warrant shall be outstanding and any portion of it shall be unexercised, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the Company's capital stock, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the Company's property and assets to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     11. Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such classification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this warrant. The foregoing provisions of this Paragraph 10 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of 6 hereof with the amount of the consideration received upon the issue thereof being determined by the Company's board of directors, such determination to be final and binding on the Holder.

     12. Spin-Offs. In the event the Company spins-off a subsidiary by distributing to the Company's stockholders as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Shares on the record date for payment of the shares of the subsidiary.

     13. Miscellaneous. All notices given under this Warrant shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

If to the Holder:
Chapman Spira and Carson LLC
30 Broad Street, 34th Floor
New York, New York 10004.
Attention: Robert A. Spira, Chairman
Facsimile No. 212-425-6229

With a copy (that does not constitute
Notice) to:
Richard Stanton
30 Broad Street, 34th Floor
New York, New York 10004
Facsimile No. 212-425-6229

If to the Company:
Sanguine Corporation
_______________
_______________
_______________
Attention: _______________
Facsimile No. _______________

With a copy (that does not constitute
Notice) to:
_______________
_______________
_______________
_______________
Attention:  _______________
Facsimile No. _______________

               14. This Warrant is binding on and, except for the limitations on transfer and assignment contained in Paragraph 4, shall inure to the benefit of the successors in interest of the Company and the Holder, respectively.

     15. This Warrant shall be governed by and interpreted in accordance with the laws of the State of New York and the national laws of the United States. The parties agree that the courts of the State of New York, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

PURCHASE FORM





Date: ____________________

TO: _____________________
c/o ______________________

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ___________ shares of Common Stock, and hereby makes payment of US$_____________ in payment of the Exercise Price thereof.


     _________________________



     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name: ___________________________________________________________

Address: _________________________________________________________

City, State, and Zip Code: ______________________________________________




Signature: ________________________________________________________